Organization Chart

Name	Jurisdiction	% of Voting Shares	Principal Business
Mark R. Walter
DLICM, LLC	Delaware	72.92%	Holding Co.
DLHPII Equity Participation Company, LLC	Delaware	27.08%	Holding Co.
TWG Global Holdings, LLC	Delaware	100%	Holding Co.
TWG Financial Holdings, LLC	Delaware	91.89%	Holding Co.
Group 1001, Inc.	Delaware	100%	Holding Co.
Group 1001 Capital, LLC	Delaware	100%	Investment
Group 1001 Finance Company, LLC	Delaware	100%	Investment
Group 1001 Investment Holdings, LLC	Delaware	100%	Investment
Group 1001 Equity Holdings, LLC	Delaware	100%	Investment
Evolution of Sports, Inc.	Delaware	82.76	Marketing
Group 1001 Insurance Holdings, LLC	Delaware	100%	Holding Co.
Group 1001 Advisory Services, LLC	Delaware	100%	Investment
Group 1001 Distribution Holdings, LLC	Delaware	100%	Holding Co.
Group 1001 Insurance Marketing, LLC	Delaware	100%	Insurance Agency
Gainbridge Insurance Agency, LLC	Delaware	100%	Insurance Agency
Gainbridge Loyalty Services, LLC	Delaware	100%	Services
Gainbridge Risk Solutions	Delaware	100%	Services
Gainbridge P&C Services, LLC	Delaware	100%	Services
Vesper Risk, LLC	Delaware	100%	Services
Group 1001 Services, Inc.	Delaware	100%	Holding Co.
G1001 Innovation Group, LLC	Delaware	100%	Services
G1001 Advisory Resources, LLC	Delaware	100%	Services
Group 1001 Resources, LLC	Delaware	100%	Services
PSA Realty Company	Pennsylvania	100%	Holding Co.
Group 1001 Indiana Holdings, LLC	Indiana	100%	Holding Co.
Group 1001 IP Holdings, LLC	Delaware	100%	Holding Co.
Group 1001 IP Properties, LLC	Delaware	100%	Investment
Group 1001 IP Lab, LLC	Delaware	100%	Services
Group 1001 IP Development, LLC	Delaware	100%	Services
Group 1001 IP Solutions, LLC	Delaware	100%	Services
AxiaTP Holdings, LLC	Delaware	90%	Holding Co.
Axia Technology Partners, LLC	Indiana	100%	Services
Group 1001 Portfolio Services, LLC	Delaware	100%	Services
DLIC Holdings, LLC	Delaware	100%	Holding Co.
Armstrong STF IV, LLC	Delaware	100%	Investment
Wright STF III, LLC	Delaware	100%	Investment
Delaware Life (Bermuda) Holdings, Inc.	Delaware	100%	Holding Co.
Delaware Life Marketing, LLC	Delaware	100%	Insurance Agency
Daltonville Capital, LLC	Delaware	100%	Investment
Danetown Funding, LLC	Delaware	100%	Investment
DLIC Sub-Holdings, LLC	Delaware	100%	Holding Co.
Delaware Life Insurance Company[1]	Delaware	100%	Insurance
Delaware Life Variable Account A	Delaware	100%	Inactive
Delaware Life Variable Account B	Delaware	100%	Inactive
Delaware Life Variable Account C4	Delaware	100%	VA2
Delaware Life Variable Account D4	Delaware	100%	VA
Delaware Life Variable Account E4	Delaware	100%	VUL[3]

1 Statutory basis financial statements are filed with the SEC

2 Variable Annuity

Name	Jurisdiction	% of Voting Shares	Principal Business
Delaware Life Variable Account F4	Delaware	100%	VA
Delaware Life Variable Account G4	Delaware	100%	VUL
Delaware Life Variable Account H5	Delaware	100%	VUL
Delaware Life Variable Account I4	Delaware	100%	VUL
Delaware Life Variable Account K	Delaware	100%	Inactive
Delaware Life Variable Account L4	Delaware	100%	VA
Delaware Life Variable Account M5	Delaware	100%	VUL
Delaware Life Variable Account N	Delaware	100%	Inactive
Delaware Life Variable Account O	Delaware	100%	Inactive
DL Private Variable Account A5, 6	Delaware	100%	VA & VUL
Keyport Life Ins. Co. Separate Account P5, 6	Delaware	100%	VA & VUL
Keyport Life Ins. Co. Separate Account Q5, 6	Delaware	100%	VA & VUL
Delaware Life Separate Account R	Delaware	100%	Inactive
Delaware Life Separate Account S5, 6	Delaware	100%	VA & VUL
KMA Variable Account[4]	Delaware	100%	VA
Keyport Variable Account A4	Delaware	100%	VA
Keyport Variable Account I4	Delaware	100%	VUL
Delaware Life WSA Separate Account	Delaware	100%	Inactive
Delaware Life and Annuity Company	Delaware	100%	Insurance
Delaware Life Reinsurance (U.S.) Corp.	Oklahoma	100%	Insurance
Delaware Life 1099 Reporting Company, LLC	Delaware	100%	Services
155 W 66TH Street, LLC	Delaware	199%	Investment
220 Williams Street, LLC	Delaware	100%	Investment
706 Mission RE-SF, Inc.	Delaware	100%	Investment
1266 Storrs Road, LLC	Delaware	100%	Investment
1475 N. High Street, LLC	Delaware	100%	Investment
1800 Naismith Drive, LLC	Delaware	100%	Investment
2707 Rio Grande Street, LLC	Delaware	100%	Investment
DL Reinsurance Company	Delaware	100%	Insurance
DL Private Placement Investment Company I, LLC	Delaware	100%	PPVUL5/PPVA[6]
Clarendon Insurance Agency, Inc.	Massachusetts	100%	Broker Dealer
DL Investment Holdings 2016-1, LLC	Delaware	100%	Investment
DL Investment Holdings 2016-2, LLC	Delaware	100%	Investment
DL Service Holdings, LLC	Alaska	100%	Inactive
DL Residential Mortgage Trust	Delaware	100%	Investment
IDF IX, LLC	Delaware	100%	PPVUL
NCS Franklin Park, LLC	Delaware	100%	Investment
Ellendale Insurance Agency, LLC	Delaware	100%	Insurance Agency
EDIA Funding III, LLC	Delaware	100%	Investment
EDL Holdings, LLC	Delaware	100%	Investment
EDIA Funding II, LLC	Delaware	100%	Investment
ELND Collateral Company II, LLC	Delaware	100%	Investment
EDL Holdings II, LLC	Delaware	100%	Investment
Clear Spring PC Holdings, LLC	Delaware	100%	Holding Co.
Clear Spring PC Acquisition Corp.	Delaware	100%	Holding Co.
Clear Spring Property and Casualty Company	Indiana	100%	Insurance
1965 Broadway PC II, LLC	Delaware	100%	Investment
Clear Spring Casualty Insurance	Indiana	100%	Insurance

3 Variable Universal Life

4 Separate financial statements are filed with the SEC

5 Private Placement Variable Universal Life

6 Private Placement Variable Annuity

Name	Jurisdiction	% of Voting Shares	Principal Business
Company
Clear Spring American Insurance Company	Indiana	100%	Insurance
Clear Spring National Insurance Company	Indiana	100%	Insurance
Clear Spring Health Holdings, LLC	Delaware	100%	Holding Co.
Clear Spring Health Management Services, LLC	Delaware	100%	Services
Clear Spring Health of Illinois, Inc.	Illinois	100%	Insurance
Clear Spring Health Insurance Company	Arizona	100%	Insurance
Clear Spring Health (CO), Inc.	Colorado	100%	Insurance
Clear Spring Health (VA), Inc.	Virginia	100%	Insurance
Clear Spring Health Community Care, Inc.	Illinois	100%	Insurance
Eon Health Plan, LLC	Delaware	100%	Holding Co.
Clear Spring Health (GA), Inc.	Georgia	100%	Insurance
Clear Spring Health (SC), Inc.	South Carolina	100%	Insurance
Healthcare Distribution Partners, LLC	Delaware	100%	Insurance Agency
Clear Spring Health Administrative Services, LLC	Delaware	100%	Services
Clear Spring Health Advisory Services, LLC	Delaware	100%	Services
Advisor Advantage Marketing, LLC	Delaware	100%	Services
CSLIC Holdings, LLC	Delaware	100%	Holding Co.
STFP Aggregator I, LLC	Delaware	100%	Investment
STFP Aggregator II, LLC	Delaware	100%	Investment
STFP Aggregator III, LLC	Delaware	100%	Investment
GL Acquisition Defeasance Co., LLC	Delaware	100%	Holding Co.
Clear Spring Life Marketing, LLC	Delaware	100%	Insurance Agency
Grayson Road Capital, LLC	Delaware	100%	Investment
Grovewood Funding, LLC	Delaware	100%	Investment
Clear Spring Life and Annuity Company	Delaware	100%	Insurance
Gainbridge Life Insurance Company	Delaware	100%	Insurance
Gainbridge Life 1099 Reporting Company, LLC	Delaware	100%	Services
Elsmere Insurance Agency, LLC	Delaware	100%	Insurance Agency
Efland Funding 2015-4, LLC	Delaware	100%	Investment
Efland Funding 2016-2, LLC	Delaware	100%	Investment
ELSL Funding V, LLC	Delaware	100%	Investment
ELSL Funding VII, LLC	Delaware	100%	Investment
Elsmere Renewable Energy, LLC	Delaware	100%	Investment
CL Investment Holdings 2022-1, LLC	Delaware	100%	Investment
GLAC GBM Investco, LLC	Delaware	100%	Investment
CSLAC Investment Holdings, LLC	Delaware	100%	Investment
CSLAC Investment Holdings II, LLC	Delaware	100%	Investment
CSLAC Investment Holdings III, LLC	Delaware	100%	Investment
CSLAC Real Estate, LLC	Delaware	100%	Investment
Clear Spring Life 1099 Reporting Company, LLC	Delaware	100%	Services
IDF I, LLC	Delaware	100%	Investment
IDF II, LLC	Delaware	100%	Investment
Paragon GBM Investco, LLC	Delaware	100%	Investment
Renewable Energy Investors, LLC	Delaware	100%	Investment
Retail Investors III, LLC	Delaware	100%	Investment
FD Orange Beach 859, LLC	Delaware	100%	Investment
GW Phoenix 799, LLC	Delaware	100%	Investment
SE Sacramento 1224, LLC	Delaware	100%	Investment
TLEXP Ellisville 926, LLC	Delaware	100%	Investment
TLEXP Overland Park 978, LLC	Delaware	100%	Investment
TLEXP St. Peters 899, LLC	Delaware	100%	Investment

Name	Jurisdiction	% of Voting Shares	Principal Business
GM Lansing 824, LLC	Delaware	100%	Investment
JL Milwaukee 1397, LLC	Delaware	100%	Investment
JL Plover 1320, LLC	Delaware	100%	Investment
JL Princeton 1332, LLC	Delaware	100%	Investment
R.V.I. Manager, LLC	Delaware	100%	Holding Co.
R.V.I. Holdings, LLC	Delaware	100%	Holding Co.
R.V.I. Acquisition Holdings, LLC	Delaware	100%	Holding Co.
R.V.I. Guaranty Co., Ltd.	Bermuda	100%	Insurance
4646 West Sam Houston Parkway North, LLC	Texas	100%	Investment
R.V.I America Corporation	Delaware	100%	Holding Co.
R.V.I. America Insurance Company	Delaware	100%	Insurance
R.V.I. Services Co., Inc.	Connecticut	100%	Services
Transition Services, Inc.	Delaware	100%	Services
RVI Analytical Services, Inc.	Delaware	100%	Services